EXHIBIT 10.1

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE ACT UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

STOCK EXCHANGE AGREEMENT

This Agreement ("Agreement") is made and entered into the Effective Date (as defined below) by and between Joss Star International Group, Inc., a Nevada corporation (the "Purchaser"), Joss Star International Holdings Group Ltd. a BVI corporation (the "Acquired Corporation"), and all shareholders of the Acquired Corporation whose respective name is identified on Exhibit 1.01 hereof (the "Shareholders").

* W I T N E S S E T H *

WHEREAS, Purchaser desires to acquire all of the issued and outstanding shares of common stock of the Acquired Corporation from the Shareholders in exchange for certain shares of Purchaser, and, similarly, the Shareholders desire to acquire certain of the shares of common stock of Purchaser in exchange for all of their shares of common stock of the Acquired Corporation,

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

ARTICLE I

EXCHANGE OF STOCK

1.01. Purchaser Shares. Concurrent with the execution hereof and in consideration of the mutual terms, covenants and conditions contained herein, Purchaser hereby delivers to the Shareholders that number of shares of common stock, no par value, of Purchaser set opposite each shareholders name on Exhibit 1.01 (the "Purchaser Shares"). Each share amount will be evidenced by stock certificates registered in the name of the respective Shareholder and will be delivered to each Shareholder as soon as practicable following the Effective Date hereof.

1.02. Acquired Shares. Concurrent with the execution hereof and subject to the mutual terms, covenants and conditions hereof, the Shareholders hereby assign transfer and convey to the Purchaser all of their right, title and interest in and to their shares of common stock, no par value, of the Acquired Corporation all as set forth on Exhibit 1.01 (collectively the "Acquired Shares"). The parties acknowledge that stock certificates evidencing the shares in the Acquired Corporation have not been issued to each Shareholder; however, the execution of this agreement by each such Shareholder shall constitute sufficient evidence of the transfer as contemplated herein.

1.03. Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.

ARTICLE II

CLOSING OF TRANSACTION

Closing of Transaction. The closing of the transaction contemplated by this Agreement will be date when all of Shareholders, the Acquired Corporation, and the Purchaser have signed the Agreement (“Effective Date”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

Each Shareholder hereby represents and warrants to the Purchaser as of the date hereof that:

A.

He/She/It understands that the investment offered hereunder has not been registered under the Securities Act 1933, as amended (“Act”) and he/she further understands that he/she is purchasing the Purchaser Shares without being furnished any offering literature or prospectus. He/She is acquiring the Purchaser Shares for his/her own account, for investment purposes only, and not with a view towards resale or distribution.

B.

He/She/It is not a "US Person" which is defined below:

(a) Any natural person resident in the United States;

(b) Any partnership or corporation organized or incorporated under the laws of the United States;

(c) Any estate of which any executor or administrator is a US person;

(d) Any trust of which any trustee is a US person;

(e) Any agency or branch of a foreign entity located in the United States;

(f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;

(g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(h) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

C.

He/She/It (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Purchaser Shares for the benefit of any US Person.

D.

He/She/It will not resell the Purchaser Shares except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transaction with regard to such securities unless in compliance with the Act.

E.

He/She/It will not engage in hedging transactions with regard to shares of common stock, no par value, of Purchaser prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the Act; and as applicable, shall include statements to the effect that the securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Act, or an exemption from the registration requirements of the Act is available. For offers and sales of equity securities of domestic issuers, such offering materials and documents also must state that hedging transactions involving those securities may not be conducted unless in compliance with the Act. Such statements shall appear.

ARTICLE IV

ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

4.01. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

4.02. Incorporation by Reference. All exhibits, schedules and documents referred to in this Agreement are incorporated herein for all purposes.

4.03. Multiple Counterpart Execution; Governing Law. This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of Nevada. Facsimile signatures shall be deemed rebuttably valid as to the execution of this Agreement.

4.04. Binding Effect. The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be effective as of the Effective Date.

PURCHASER

Joss Star International Group, Inc.,

_______________________                      Date: ____________________

President

ACQUIRED CORPORATION

Joss Star International Holdings Group Ltd

_______________________                        Date: ____________________

President

SHAREHOLDERS

_________________________

Signature

_________________________

Name of Shareholder

_________________________

Address of Shareholders

Date: ____________________

EXHIBIT 1.01

SHARES OF CAPITAL STOCK OF PURCHASER

ACQUIRED BY SHAREHOLDERS

Name of Shareholder              Number of Shares Acquired

SHARES OF COMMON STOCK, NO PAR VALUE,

OF ACQUIRED CORPORATION HEREBY ASSIGNED BY SHAREHOLDERS

Name of Shareholder              Number of Shares Delivered